Joint Filer Information

Title of Security: Common Stock

Issuer & Ticker
Symbol:            Teekay Offshore Partners, L.P. (TOO)

Designated Filer:  Luxor Capital Group, LP

Other Joint
Filers:            Luxor Capital Partners, LP (the "Onshore Fund");
                   Luxor Capital Partners Offshore, Ltd. (the "Offshore Fund"); LCG Select, LLC (the "Select Onshore Fund");
                   LCG Select Offshore, Ltd. (the "Select Offshore Fund");
                   Luxor Spectrum, LLC (the "Spectrum Onshore Fund");
                   Luxor Spectrum Offshore, Ltd. (the "Spectrum Offshore Fund"); Luxor Management, LLC ("Luxor Management");
                   LCG Holdings, LLC ("LCG Holdings"); and Christian Leone

Addresses:         The address of each of the Onshore Fund, the Select Onshore
                   Fund, the Spectrum Onshore Fund, Luxor Management, LCG
                   Holdings and Mr. Leone is 767 Fifth Avenue, 19th Floor, New
                   York, New York 10153.

                   The address of each of the Offshore Fund, the Select Offshore Fund and the Spectrum Offshore Fund is c/o M&C Corporate Services Limited, P.O. Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands.


Signatures:


Dated:  June 16, 2008

                   LUXOR CAPITAL PARTNERS, LP
                   By: LCG Holdings, LLC, as General Partner


                            By: /s/ Norris Nissim
                                ------------------------------
                                    Norris Nissim,
                                    General Counsel


                   LUXOR CAPITAL PARTNERS OFFSHORE, LTD.
                   By: Luxor Capital Group, LP, as investment manager


                             By: /s/ Norris Nissim
                                 ------------------------------
                                     Norris Nissim,
                                     General Counsel


                   LCG SELECT, LLC
                   By: LCG Holdings, LLC, as Managing Member


                             By: /s/ Norris Nissim
                                 ------------------------------
                                     Norris Nissim,
                                     General Counsel


                   LCG SELECT OFFSHORE, LTD.
                   By: Luxor Capital Group, LP, as investment manager



                             By: /s/ Norris Nissim
                                 ------------------------------
                                     Norris Nissim,
                                     General Counsel


                   LUXOR SPECTRUM, LLC
                   By: LCG Holdings, LLC, as Managing Member


                             By: /s/ Norris Nissim
                                 ------------------------------
                                     Norris Nissim,
                                     General Counsel

                   LUXOR SPECTRUM OFFSHORE, LTD.
                   By: Luxor Capital Group, LP, as investment manager



                             By: /s/ Norris Nissim
                                 ------------------------------
                                     Norris Nissim,
                                     General Counsel


                   LUXOR CAPITAL GROUP, LP
                   By: Luxor Management, LLC, as General Partner


                             By: /s/ Norris Nissim
                                 ------------------------------
                                     Norris Nissim,
                                     General Counsel


                   LCG HOLDINGS, LLC


                             By: /s/ Norris Nissim
                                 ------------------------------
                                     Norris Nissim,
                                     General Counsel


                   LUXOR MANAGEMENT, LLC


                             By: /s/ Norris Nissim
                                 ------------------------------
                                     Norris Nissim,
                                     General Counsel



                   /s/ Adam Miller
                   ------------------------------
                       Adam Miller, as Attorney-in-Fact
                       For Christian Leone

                                POWER OF ATTORNEY


         The undersigned hereby makes, constitutes and appoints each of Adam Miller and Elena Cimador as the undersigned's true and lawful authorized representative, attorney-in-fact and agent, each with the power individually to execute for and on behalf of the undersigned and to file with and deliver to the United States Securities and Exchange Commission and any other authority or party required or entitled to receive the same: (a) any Forms 3, 4 and 5, and any amendments thereto, in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules promulgated thereunder; and (b) any Schedule 13D or Schedule 13G, and any amendments thereto, on behalf of the undersigned in accordance with Section 13 of the 1934 Act and the rules promulgated thereunder.

         The undersigned also hereby grants to each such attorney-in-fact the full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 or any other provision of the 1934 Act or the rules promulgated thereunder.

         This Power of Attorney shall remain in full force and effect until earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of January 20, 2006.


/s/ Christian Leone
------------------------------
    Christian Leone



                        ACKNOWLEDGEMENT IN NEW YORK STATE

STATE OF NEW YORK )
                                    :  ss.:
COUNTY OF NEW YORK)

         On January 20, 2006, before me, the undersigned personally appeared, Christian Leone, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                               /s/ Michael J. Sadler
                                               ------------------------------
                                                   Notary Public

                             [Notary Stamp and Seal]